Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-In-Interest Transactions	Party-In-Interest Transactions
Related-Party and Exempt Party-In-Interest Transactions
The Plan holds Company stock, representing qualifying equity securities as defined by ERISA. The Plan held Company stock valued at $366,605 and $458,761 at 31 December 2025 and 2024, representing 13% and 17% of net assets available for benefits, respectively. At 31 December 2025 and 2024, the Plan held 1,483,987 and 1,581,614 shares of Company stock with a cost basis of $233,266 and $230,007, respectively. The Plan recorded dividend income of $10,791 and $12,280 received from dividends on Company stock during the Plan year ended 31 December 2025 and 2024, respectively.
Plan investments include shares of funds managed by Fidelity. Fidelity is the trustee and record keeper, as defined by the Plan. Therefore, these transactions qualify as exempt party-in-interest transactions. Fees paid for investment management services were included as a reduction of the return earned on each fund. The Plan's investments in funds managed by Fidelity are valued at $655,469 and $594,680 at 31 December 2025 and 2024, representing 23% and 22% of net assets available for benefits, respectively.
The Plan also issues loans to participants, which are secured by the vested balances in the participants’ accounts.

Nonexempt Party-In-Interest Transactions
The Company remitted certain 2024 participant contributions of $102 to the trustee later than required by Department of Labor (DOL) Regulation 2510.3‑102. The Company corrected the matter in 2024 by remitting the contributions and crediting affected participants with lost earnings. The Company subsequently filed Form 5330 with the IRS and paid the required penalties and excise tax in 2025.